Vazyme

# Exclusive Distribution Agreement
# 独家代理经销协议

Agreement No. 协议号: AG-V-20210804

Date 日期: 2021-08-04

| | | | |
|---|---|---|---|
| Party A (Seller):<br>甲方 (供方): | Nanjing Vazyme Medical Technology Co., LTD.<br>南京诺唯赞医疗科技有限公司 | Party B (Buyer):<br>乙方 (需方): | Virax Biolabs Limited |
| Registration Number<br>注册号 | 91320192MA1MFEWD9E | Registration Number<br>注册号 | 2931147 |
| Registration Address<br>注册地址 | Building C1-2, Red Maple Park of Technological Industry, Nanjing, China<br>中国江苏省南京市栖霞区科创路红枫科技园C1-2栋 | Registration Address<br>注册地址 | Room 2507, 25/F., Tower 1, Lippo Centre, 89 Queensway, Hong Kong |
| Contact Information<br>联系方式 | +86 25 8436 5701 | Contact Information<br>联系方式 | +86 (021) 8033 3513 |
| Signatory Representative<br>签约代表 | | Signatory Representative<br>签约代表 | James Foster |

In accordance with the laws of the Special Administrative Region of Hong Kong and related laws and regulations, in consideration of the premises, the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Party A and Party B has reached the following agreement through consultation on the following aspects of exclusive distribution matters:

根据《香港特别行政区法律》及相关法律法规，本着平等互利的原则，就产品经销事宜，经甲乙双方协商一致，达成如下协议：

## 1. Products and Prices

## 一. 产品及价格

| Serial Number<br>序号 | P/N<br>货号 | Description<br>产品名 | Spec.<br>规格 | Unit P.<br>单价<br>(FCA USD) | Addition info<br>备注 |
|---|---|---|---|---|---|
| 1 | C8602C | SARS-CoV-2 Antigen Detection Kit(Colloidal Gold-Based) | 20 tests/kit | $ 1.8 | Per test |
| 2 | C8909C | SARS-CoV-2 Neutralizing Antibody ELISA Kit | 96 tests/kit | $ 2.8 | Per test |

Remark: In case of the price of raw materials increase and exchange rate fluctuation, the Party A shall inform Party B to adjust the unit price of products by email 15 days in advance.

备注：甲方可视原材料价格上涨、汇率波动等情况提前 15 天以电子邮件形式通知乙方进行产品单价调整。

## 2. Exclusive Distribution Areas

## 二. 经销区域

1. Party A agrees to grant Party B the exclusive right to sell the products listed in Article 1 to overseas buyers in Canada areas subject to the condition that Party B will complete the Approval of Health Canada regulatory procedure of products in Canada within three months from the effective date of this Contract (the "Longstop Date") (hereinafter referred as "Authorization Condition"). This Agreement shall automatically terminate, cease to have any force and effect, and, to the extent permitted by applicable law, be considered null and

void altogether if the Authorization Condition is not fully satisfied or fulfilled on or before the Longstop Date. Upon such termination as a result of the Authorization Condition not being satisfied or fulfilled, any and all rights, remedies, obligations or liabilities of both parties that have accrued before the Longstop Date shall be extinguished and shall not survive such termination. Party B will hold the registration certificate. If Party B expands the sales areas, it must sign a separate agreement with Party A to obtain Party A's authorization.

在乙方自本合同生效后的 3 个月内（以下简称"截止日期"）完成产品在加拿大的注册准入的前提下（以下简称"授权条件"），甲方同意授予乙方在加拿大区域独家团销售第一条所列产品给海外买方的权利。如果授权条件在截止日期当日或之前未被完全履行的，则本协议将自动终止，不再具有任何效力，并在适用法律允许的范围内被视为完全无效。由于授权条件未被完全履行而导致本协议终止的，则在终止之前双方已形成的任何和所有权利、救济、义务或责任均应消失，且在该等终止后不继续存在。乙方是注册证的持有人。乙方如扩大销售区域必须与甲方另行签订协议，取得甲方授权后方可开展。

2. Without the written permission of Party A, Party B shall not sell or use the products agreed in this agreement in any way beyond the exclusive distribution areas of this agreement, otherwise it shall compensate Party A for all losses incurred accordingly

   未经甲方书面许可，乙方不得在本协议经销区域外以任何方式销售或使用本协议约定产品，否则应当赔偿甲方因此发生的全部损失

## 3. Exclusive Distribution Terms and Tasks

## 三、经销期限及任务

1. The validity period of this Agreement is one year from the date that Authorization Condition have been fulfilled by Party B.

   本协议有效期 1 年，自授权条件被乙方完成之日起生效。

2. In the term of this Agreement, the Party B's exclusive distribution task is USD (1,500，000 ), that is, Party B shall purchase products with a total amount of no less than USD (1,500，000 ) from Party A within the term of this agreement. The specific purchasing tasks are as follows:

   乙方在本协议期限内的经销任务为（1,500,000 ）美元，即乙方需在协议期限内向甲方采购总计不低于（1,500,000 ）美元的产品，具体的采购任务如下：

   Quarterly distribution task：Party B shall purchase products not less than (150,000) USD from Party A within the first 3 months after the agreement becomes effective, and purchase products not less than (250,000) USD from Party A within the 4th to 6th months after the agreement becomes effective , Purchase a total of not less than USD (500,000) of products from Party A within the 7th to 9th months after the agreement becomes effective, and purchase a total of not less than USD (600,000) from Party A within the 10th to 12th months after the agreement becomes effective The product

   具体经销任务：乙方需在合同生效后前 3 个月内向甲方采购总计不低于（150,000 ）美元的产品，合同生效后的第 4 至第 6 个月内向甲方采购总计不低于（250,000 ）美元的产品，合同生效后的第 7 至第 9 个月内向甲方采购总计不低于（500,000 ）美元的产品，合同生效后的第 10 至第 12 个月内向甲方采购总计不低于（600,000 ）美元的产品

4. **Quality Standard of the Products**

**四. 产品质量标准**

1. The quality standard of the products meets the EU CE acces (EC Declaration of Conformity). Party B fully understands and accepts the quality standard. Both parties agree that when Party B needs to resell the products under this agreement to the oversea buyer (provided the oversea buyer is qualified to use or sell the agreement products in the authorized area), Party B is obliged to inform the oversea buyer of Party A's product quality standards and, to the extent necessary and legally required, procure the oversea buyer to obtain the approval, license, authorization, permit, or governmental consent such buyer is required to be obtain pursuant to the applicable local laws and regulations relating to the distribution (or sub-distribution) of the products Party A won't sell products to Party B before Authorization Condition has been fulfilled or satisfied.
产品的质量标准符合欧盟 CE 准入要求，乙方完全了解并接受该质量标准，双方达成一致当乙方需要转售本协议项下产品给海外买方（前提是该海外买方具备在授权区域使用或销售本协议产品的合规资质），乙方有义务告知海外买方甲方的产品质量标准且在必要和法律要求的范围内，促使海外买家根据有关产品经销(或分销)的适用当地法律法规获得批准、许可、授权、许可或政府同意。甲方不会在授权条件完成之前销售产品给乙方。
2. Party B or the oversea buyer need to carry out quality testing on the products before use. If products are used directly before being tested or after the test finds that the quality is unqualified，Party A shall not be liable for the losses caused by the above-mentioned improper use, maintenance, and storage of Party B or the oversea buyer.
乙方或海外买方在使用前需对产品进行质量检测，如因未检测直接使用，或经检测发现质量不合格仍继续使用，或因乙方或海外买方使用、维护、保管不当造成损失的，甲方不承担责任。

5. **Product Acceptance, Return and Replacement**

**五. 产品验收与退、换货**

1. Party A represents and warrants that it shall provide qualified products that meet Party A's COA standard. The delivered products shall be clearly marked with an accurate production date and shall be valid for at least 6 months. It begins on the earlier of : (1) from the date of final acceptance of the products, or (2) 20 days after the shipment. Any claim for breach of this warranty must be delivered in writing to Party A within the above valid period. Party A's sole liability and Party B's exclusive remedy for a breach of this warranty is limited to replacement or refund.
甲方提供符甲方出厂规定的合格产品。供货产品清晰标明准确的生产日期且有效期不少于 6 个月。该有效期从以下两者中发生较早的日期开始：验收合格之日或者发货日起 20 天。任何针对违反效期保证责任而提出的索赔必须在上述期限以书面的形式向卖方提出。卖方因违反本保证义务所应承担的责任（也即对买方的补救措施）仅限于换货或退款。
2. Party B shall inspect and accept the products within (10) days after receiving the products. If it is found that the actual receipt of the products such as the name, specifications, model, quantity, and packaging does not meet the conditions for receipt signing, it shall immediately contact Party A to raise an objection in writing. If no objection is raised within the time limit, it shall be deemed as passing the acceptance and inspection and shall not be returned or replaced.

乙方应在收到货物之日起（ 10）日内对产品进行验收。如发现货物的名称、规格、型号、数量和包装等实际收货情况不符合签收条件的，需立即以书面形式与甲方取得联系提出异议。逾期未提出异议的视为验收合格，不予退换。

3. For non-product quality issues, Party A shall not perform returns. The remaining validity period of the products that need to be replaced shall be more than 1 month and a written application shall be submitted to explain the reason for the replacement.
非产品质量问题，甲方一律不执行退货。需执行换货操作的产品剩余有效期必须在 1 个月以上且提出书面申请说明换货原因。

4. In the process of product transportation to the port of shipment, for the damages, losses and deterioration of the products caused by the logistics carrier during transportation, Party A shall be responsible for claiming against the logistics carrier. Party B shall actively assist Party A and provide proof.
在产品运输至装运口岸过程中，对于由物流承运方在运输过程中导致的产品破损、遗失及变质等问题的，由甲方负责向物流承运方索赔，乙方则应积极协助，提供证明。

## 6. Obligations of Party A

## 六. 甲方义务

1. After this Agreement comes into effect, the Party A shall issue Product Exclusive Distribution Authorization Certificate to the Party B.
在本协议生效后，甲方应向乙方颁发《产品经销授权证书》。

2. Party A shall provide Party B with the publicity materials of the authorized products, technical training and product application training which are required.
甲方应向乙方提供授权产品的宣传材料，并向乙方提供必要的技术培训和产品应用培训。

3. Party A shall provide products that conform to the quality standards of Article III and ship them in accordance with the order confirmed by both parties.
甲方提供符合第三条质量标准的产品，并根据双方确认的订单发货。

4.Party A will pack products under the appearance and logo that similar to the approval of Health Canada regulatory designated by Party B. Party B will observe and attend to the regulatory requirements applicable to Party B in Canada as a result of Party B entering into this Agreement.
甲方根据乙方的指定的与乙方申请的加拿大注册准入相同的外观和商标包装产品，由于乙方签订本协议，乙方将遵守适用于加拿大境内乙方的监管要求。

## 7. Obligations of Party B

## 七. 乙方义务

1. Party B shall accept that the related manuals, technical documents, packaging labels and other materials of all products of Party A are only in English.
乙方接受甲方所有产品相关说明书、技术文件、包装标签等资料均仅为英文版本。

2. Party B shall only sell or use the products to the above authorized areas, and cannot conduct any operations or use in China.
乙方仅在上述授权区域销售产品，不能在中国地区进行任何经营、使用行为。

3. In order to ensure that the products quality meet the requirements of importing country, Party B or the overseas buyers resold by Party B shall have the necessary qualifications to engage in the sales activities

under this agreement in the authorized areas and promise to complete the pre-approval of the legal sales/usage of the agreement products in the authorized areas before operation and provide all necessary information to the supervisory authority. Any losses and / or penalties incurred by Party B as a result of breach of laws and regulations in the authorized area shall be borne by Party B itself. Simultaneously, Party B shall ensure that Party A is free from such losses and / or penalties and any other joint liabilities
乙方或乙方转售的海外买方具有在授权区域内从事本协议项下购销行为所必需的的合规资质，承诺在经营/使用前完成本协议产品在授权地区的合法销售前置审批，向监管当局提供所有必需的资料，使得产品符合进口国的质量标准。乙方因违背授权区域内法律、法规所导致的任何损失和/或罚款，均应由乙方自行承担，同时，乙方应确保甲方免受此类损失和/或罚款及其他任何连带责任。

4. Party B shall establish an adverse event reporting mechanism to report information to Party A, the importer, the EU representative (if involved) or the supervisory authority (when necessary) in a timely manner when there is any patient complaint, adverse reaction, quality defect, regulatory inquiry of the products, and actively cooperate with the supervisory authority to complete the rehabilitation and correction. Simultaneously, Party B has the obligation to cooperate with Party A to provide market information feedback within the scope permitted by applicable laws, and timely provide Party A with relevant information on sales data, market information, its sales network and competitors of each distribution channel in the authorized area.
乙方需建立不良事件报告机制，在产品出现任何患者投诉、不良反应、质量缺陷、监管问询时及时向甲方、进口商、欧盟代表（如涉及）或必要时向监管部门报送信息，并且积极配合监管部门完成善后和纠正。同时乙方有义务配合甲方在适用法律允许的范围内进行市场信息反馈，及时向甲方提供授权区域内各销售渠道的销售数据、市场信息及其销售网点、以及竞争厂家等的相关资料。

5. Party B shall equip with sufficient professional personnel, which is responsible for the sales, promotion and service of the products authorized by Party A, and carrying out necessary after-sales or technical supports in the sales area. Every year, they shall attend at least one professional meeting (including but not limited to the exhibition, academic meeting, seminar and promotion meeting) at the local or national level in authorized areas. Party B shall display or otherwise promote the authorized products in other ways at this professional meeting, and provide Party A with the market promotion basis, including but not limited to photos and videos.
乙方应配备足够数量的专业人员，负责甲方授权产品的销售、推广和服务，在销售区域内实施必要的售后或技术支持。每年至少参加一次授权区域内的地方或国家级别的专业会议（包含但不限于展会，学术会，研讨会推广会议）。乙方应在此专业会议上展示或以其他方式推广授权产品，并向甲方提供包括但不限于照片、视频作为市场推广依据。

6. Party B shall provide valid supporting documents to Party A, so that it can fully prove that Party B is a valid and legal operation entity and independent legal entity (including but not limited to the business license and industry operation qualification certificate), and is qualified to conduct the market promotion, sale, distribution and after-sales service within the authorized scope of this agreement in the authorized area. If required by Party A, the above qualification documents shall be notarized by the country where the authorized areas is located and certified by the Chinese Embassies and Consulates in the country.
乙方需向甲方提供有效证明文件，能够充分证明乙方是有效、合法的经营实体和独立法人（包括但不限于营业执照、行业经营资质证书），并有资质在授权区域内开展本协议授权范围内的市场推广、经销、分销和售后服务。如甲方要求，以上资质文件需经授权区域所在国家公证和中国驻该国使领馆认证。

7.

8. Party B shall complete the procurement tasks strictly as agreed in this Agreement, and shall submit the procurement plan of the next three months at least 20 days before the end of each quarter.
乙方应严格按本协议的约定完成采购任务，且应至少在每三个月末的前 20 天提交下三个与的采购计划。

9.Party B represents that, to the actual knowledge of Party B, it has the right to designate Party A to use the appearance and logo on the package and would not infringe any third party's intellectual property rights, all liabilities arising from the material inaccuracy of this representation shall be borne by Party B.
乙方保证其有权指令甲方使用包装的外观或商标，不会侵犯任何第三方的知识产权，由此引起的一切风险和责任均由乙方承担。

10.Party B shall enter the list of medical material manufacturing companies that have obtained foreign standard certification or registration recognized by the China Chamber of Commerce for Import and Export of Medicines and Health Products 【30】 days after the Authorization Condition has been completed. Party A will provide Party B with necessary documents to assist Party B's registration. .If the product cannot be exported from China due to Party B's failure to complete this obligation, it has nothing to do with Party A.
乙方需在授权条件达成后的【30】日内进入中国医药保健品进出口商会认可的取得国外标准认证或注册的医疗物资生产企业清单。甲方会给乙方提供必要的文件协助乙方的注册。因乙方未完成该义务造成产品无法从中国出口的，与甲方无关。

## 8. Confidentiality

## 八. 保密

1. Both Party A and Party B shall have the obligation to keep this agreement confidential. They shall not disclose the contents of this agreement and related information obtained during the signing and performance of the agreement to any third party (except with the consent of the other party), and they shall not be used for any other purpose than this agreement. If either party breaches the agreement, it shall pay all losses of the observant party.
甲乙双方均对本协议有保密义务，不得将本协议内容以及在协议签订、履行过程中获取的相关信息泄露给任何第三方（除经对方同意外），也不得用于本协议以外的其他任何目的。若任一方违约的，应当赔偿守约方所有的损失。

## 9. Responsibilities for Breach of Agreement

## 九. 违约责任

1. The agreement may be terminated by the other party in any of the following circumstances:
双方有下列情形之一者，另一方可终止协议：
   1.1. If Party B fails to make any payment as agreed in an order submitted by Party B, Party B shall pay liquidated damages of 1‰ of the order price for each day of delay for up to 10 days. Party A shall have the right to terminate the agreement if such failure is not cured within 10 days.
   乙方未按订单约定支付任何款项，每延迟一天应支付订单价款 1‰的违约金，延迟超过 10 日的甲方有权终止协议。

1.2. Party A shall have the right to terminate the agreement if Party B sells the products listed in Article 1 to overseas buyers in areas other than Canada, and no matter whether the behaviors cause the substantial market disorder of Party A.

乙方或乙方的分销商有窜货行为，无论是否造成甲方实质性市场秩序混乱，甲方有权终止协议。

1.3 If Party B fails to complete the procurement task set out in Clause 3.3 of this Agreement for two consecutive quarters or has other material breaches of this Agreement, Party A shall have the right to unilaterally terminate the Agreement and revoke the authorization given to Party B after giving Party B three days prior notice.

乙方连续两个阶段无法完成本协议第三条第 3 款约定的采购任务，或有其他重大违约行为的，甲方有权提前 3 天通知乙方后单方解除协议，撤销对乙方的授权。

2. If Party B unilaterally cancels an order which has been made and submitted in accordance with this Agreement by Party B and duly received by Party A, it shall compensate Party A for liquidated damages of 30% of the amount of such order the liquidated damages are insufficient to make up for the losses suffered by Party A, it shall also compensate for the corresponding losses.

乙方单方面取消乙方已按本协议作出并提交的、甲方已收到的订单，需赔偿甲方根据订单规定的当笔订单金额 30%的违约金，违约金不足以弥补甲方遭受的损失，还需赔偿相应的损失。

**10. Limitation of Liability**

**十. 有限责任**

1. In no event shall the total liability of either Party under this Agreement exceed the purchase price of the affected product under this Agreement. Either Party shall not be liable for any indirect or consequential damages (such as lost profits). In respect of any liability which is contingent, neither Party shall be liable unless and until such contingent liability becomes an actual liability.

   双方因本协议而承担的责任在任何情况下均不得超过本协议相关产品的采购价格。任何一方不承担任何间接或后果性损失(如利润或收益损失)。对于任何偶发责任，除非该等偶发责任发展为实际责任，否则任何一方均不承担该等偶发责任。

2. Delivery dates and time are estimate only and Party A will not be liable (in agreement, delict, tort or otherwise) for any losses, expenses, claims, or damages caused by a late delivery.

   交货日期和时间仅为估计，并且在适用法律允许的范围内，甲方将不对由于延迟交货所造成的任何损失、费用、索赔要求或损害赔偿承担任何责任。

3. Party A and Party B shall not be liable in respect of any claim unless one Party shall have given written notice to another Party specifying in reasonable detail and the event or default to which the claim relates and the nature of the breach and amount claimed no later than six (6) months from such alleged breach.

   甲方和乙方不对任何索赔承担赔偿责任，除非一方已向另一方发出书面通知，合理详细地说明索赔所涉及的事件或违约，以及违约性质和索赔金额，且该等通知不得迟于违约行为发生之日起六(6)个月内。

**11. Settlement of Disputes**

**十一. 争议的解决**

1. Neither party shall be liable for breach of agreement due to changes in state policies, injunctions or compulsory control by the supervision authority, or force majeure factors. If Party B is unable to obtain registration due to force majeure, it can apply to Party A for a delay

   因遇国家政策性变化、监管部门禁令或强制管控或遇不可抗力的因素导致本协议无法履行时，双方均不承担违约责任。如乙方因不可抗力因素无法进行注册，可向甲方申请延期。

2. If any dispute arises in the process of performing this agreement, friendly negotiation shall be conducted first. If the negotiation fails, it shall be submitted to Hong Kong International Arbitration Centre (HKIAC) under the HKIAC Administered Arbitration Rules in force at the applicable time. The number of arbitrators shall be three and the arbitration proceedings shall be conducted in English. The arbitral award shall be final and binding upon both parties. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

   在执行本协议过程中如有任何争议，应首先进行友好协商。 如果谈判失败，则应根据当时有效的《香港国际仲裁中心管理仲裁规则》将其提交给香港国际仲裁中心。仲裁员应为三名，仲裁程序应以英语进行。 仲裁裁决为终局裁决，对双方均具有约束力。 任何具有管辖权的法院均可对仲裁员作出的裁决作出判决。

## 12. Exclusivity

## 十二. 排他

Party B needs to complete the Authorization Conditions within 3 months from the effective date of this agreement. During this period, Party A shall not grant any third-party exclusive distribution rights in the distribution area. If Party B fails to complete the authorization conditions within this period, Party A can grant any third party exclusive distribution rights. But if Party B completes the Authorization Conditions within 1 month after the end of this period, then Party A shall give priority to Party B with exclusive distribution rights under the same conditions.

乙方需自本协议生效之日起 3 个月内完成授权条件，在此期间，甲方不得授予任何第三方经销区域内的独家经销权。如乙方未能在此期间内完成授权条件，甲方可以授予任何第三方独家经销权。但是如乙方在此期间结束后的 1 个月内完成授权条件，则甲方在同等条件下优先将独家经销权授予乙方。

## 十三. 其他事宜

1. Once this agreement is signed, it is considered that both Party A and Party B have fully known and understood the substantive meaning of all the terms of this agreement and the corresponding rights and obligations. This agreement comes into force after signature by authorized representatives, or stamping the company seal, of both parties.

   本协议一旦签署均认为甲乙双方已充分知晓并理解本协议全部条款的实质含义及相应的权利义务。本协议自甲乙双方授权代表签字或加盖公司印章后生效。

2. This Agreement shall be governed by and construed under the laws of Hong Kong, without regard to principles of conflicts of law thereunder.

   本协议受香港法律管辖和解释，且排除冲突法的适用。

3. The Agreement is made in duplicate, one for each party with the same legal effect. This agreement is made in both Chinese and English. In case of discrepancies, the English version shall prevail. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in English or, if any such document or notice is not in English, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes thereof.
本协议一式两份，甲乙双方各执一份，具有同等法律效力。本协议以中文和英文订立，如有差异，以英文文本为准。根据本协议或与本协议有关而交付的所有文件或通知均应使用英语，如果任何此类文件或通知不是英语，则应随附其英文译本，且以英文版本为准。

Confirmation of Party A (Signature or Seal)
甲方确认（签字/盖章）

南京诺唯赞医疗科技有限公司 合同专用章 3201021931471

Confirmation of Party B (Signature or Seal)
乙方确认（签字/盖章）

7th August 2021

**Annex details:**
**附件明细：**
Annex 1: Regulatory Compliance Statement
附件 1：法规遵从性说明
Annex 2: Compliance Terms
附件 2：合规条款
Note: All annexes shall be an integral part of this Agreement and shall be subject to this Agreement, in addition, it has the same legal effect as this agreement.
注：所有附件均为本协议不可分割的一部分，受本协议约束并与本协议具有同等法律效力。

## 附件 1 法规遵从性声明
## Annex 1 Regulatory Compliance Statement

1.乙方应负责确保在该地区使用，销售，分销，运输和进口产品所需的任何政府或监管批准，并提供甲方要求的监管通知或批准证明。乙方应取得并保持所有必要的许可证，许可证和授权（统称“注册”）。乙方应通过航空邮寄或传真方式将注册副本发送给甲方，并通知甲方有关政府机构的联系方式。

1. The Party B shall be responsible for securing any governmental or regulatory approvals necessary for the use, sale, distribution, shipment and import of the Products in the Territory and provide proofs of regulatory notification or approvals as requested by Party A. The Party B shall obtain and keep in effect all required licenses, permits and authorizations (collectively, "Registrations"). The Party B shall send copies of the Registrations to Party A by airmail or by email and inform Party A of the contact of the relevant governmental body.

2.甲方将向乙方提供与乙方获取注册相关的所有必要协助。乙方还应协助甲方公司遵守当地法律或/和法规要求。根据甲方的要求，乙方会根据甲方的要求告知甲方获取注册的要求以及所有注册状态，并在注册状态发生任何变化时，每当有任何注册被质疑时，以及任何适用的法律与此类登记有关的领土被修改时要通知甲方。如果本协议因任何原因到期或终止，乙方应将乙方持有的与乙方销售产品相关的所有政府注册转让给甲方或其指定人。分销商应支付与该地区内销售和使用产品相关的所有适用的注册费，关税，税费和其他费用。如果法律要求甲方而不是分销商提交任何注册，甲方应根据法律要求对产品进行注册。乙方应在提交此类注册时，向甲方提供一切必要的协助。

2. Party A will provide the Party B with all necessary assistance in connection with the Party B obtaining Registrations. The Party B shall also assist Party A in local law or/and regulatory compliance requirement. The Party B will advise Party A, upon Party A's request, of the requirements for obtaining Registrations, of the status of all Registrations, and will notify Party A whenever any change of Registration status occurs, whenever any Registration is called into question, and whenever any applicable law of the

Territory relating to such Registrations is modified. If this Agreement expires or is terminated for any reason, the Party B shall transfer all governmental Registrations held by the Party B in connection with the Party B's distribution of the Products to Party A or its designee. The Party B shall pay all applicable Registration fees, duties, taxes and other expenses relating to the sale and use of the Products within the Territory. To the extent that the law requires Party A, rather than the Party B, to file any Registration, Party A shall register the Products as required by law. The Party B shall provide all necessary assistance to Party A in connection with the filing of such Registrations.

3.乙方有义务根据相应的政府法规提交报告并保存产品记录。如果乙方发现涉及根据这些政府规定需要报告的关于产品的任何事件，则应在商业上合理的努力下，在二十四小时内向甲方通知此类事件。

3. The Party B is obligated to submit report and keep record with respect to the Products under the appropriate government regulations. In the event that the Party B becomes aware of any event involving the Products which is required to be reported under these government regulations, it shall use commercially reasonable efforts to give notice of such event to Party A within twenty-four (24) hours.

4.乙方应成为最终用户的联系人，在甲方认为有必要予以更正时，协助或配合甲方对产品进行任何召回，更新或现场纠正措施。特别是，乙方应遵守由甲方为此类召回，更新或纠正措施制定的协议和时间框架。

4.The Party B shall be the contact for End Users and assist or cooperation with Party A in effecting any recall, update of the Products or field corrective action which, in Party A's opinion, when it is necessary. In particular, the Party B shall comply with protocols and time frames established by Party A for such recall, update or corrective actions.

5.本协议涵盖的所有产品应通过序列号或批号进行追踪。分销商应负责在该地区交付产品的可追溯性。这些记录应甲方或主管当局的要求，及/或协议到期或终止时及时送达甲方。

5. All Products covered by this Agreement shall be traced by serial numbers or batch (lot) numbers. The Party B shall be responsible for the traceability of delivered Products in the Territory. These records are to be timely delivered to Party A upon request by

Party A or competent authorities, and/or upon expiration or termination of the Agreement.

6.甲方将提供英文说明书，服务手册，标签和其他信息。如果需要，乙方负责将上述文件翻译成任何其他语言。

6. Party A will furnish English operator's manual, service manual, label, and other messages. The Party B is responsible for the translation of the said documents into any other language if it is required.

本附件和产品经销协议同时生效。

This appendix and the agreement take effect simultaneously.

| | |
|---|---|
| Confirmation of Party A (Signature or Seal) | Confirmation of Party B (Signature or Seal) |
| 甲方确认（签字/盖章） | 乙方确认（签字/盖章） |
| 合同专用章 3201021931 | |

# Annex 2 Compliance Terms
# 附件 2 合规条款

**Party A: Nanjing Vazyme Medical Technology Co., Ltd.**

**甲方：南京诺唯赞医疗科技有限公司**

**Party B: Virax Biolabs Limited**

**乙方：Virax Biolabs Limited**

**1. Compliance**

**合规**

1.1. Party B shall always comply with all applicable PRC laws and regulations (including but not limited to laws related to anti-corruption, anti-monopoly and anti-money laundering) and any internationally and domestically recognized commercial activities. In addition, it shall always comply with the principle of good faith and shall not engage in any conduct that will or may cause adverse effects on Party A's financial management, business operation or corporate reputation.

乙方应始终遵守所有适用的中国法律法规（包括但不限于与反腐败、反垄断以及反洗钱相关的法律）、以及任何国际和国内公认的商业行为，乙方应始终遵守诚信原则，且不得从事任何将要或可能给甲方的财务管理、业务运作或企业声誉带来不利影响的行为。

1.2. Party B has never and shall not provide any illegal benefits (including but not limited to money or other properties) directly or indirectly to the staff of any party and government office, state-owned enterprises and/or any organization established or controlled by it, or other business organizations or personnel representing the above-mentioned personnel, or any business organization or personnel in such organizations related to Party B's performance of this contract in any form.

乙方不曾且不得以任何形式向任何党政机关、国有企业和/或其设立或控制的任何组织的工作人员、或代表前述人员的其它商业机构或人员、或该等组织中与乙方履行本合同有关的任何商业机构或人员，直接或间接地提供任何违法的利益（包括但不限于金钱或其他财物）。

1.3. Party B has never and shall not give any employee of Party A or their relatives cash, material object or other improper benefits for obtaining or implementing this contract, or pay properties or other improper benefits to Party A's employees or their relatives in the name of sales promotional expenses, publicity expenses, sponsorship fee, labour fee, consulting fee, commission, or in the name of reimbursement of various expenses or in any other way.

乙方不曾且不得为取得或履行本合同而向甲方的任何雇员或雇员的亲属给予现金、实物或其它不正当利益，或以促销费、宣传费、赞助费、劳务费、咨询费、佣金等名义或以报销各种费用或以任何其它方式，给付甲方雇员或雇员的亲属财物或其它不正当利益。

1.4. Both parties are obliged to take effective measures to prevent their employees or agents from directly or indirectly offering bribes, offering kickbacks or giving cash gifts, presents or securities to the other party's employees, agents, other interested

parties or relatives of the above-mentioned persons of the other party in the name of the company or private person, or taking any other means to provide improper benefits (except appropriate working meals), and they are obliged to prohibit their employees from accepting bribes, unreasonable presents or benefits. In the event of a prohibited giving of gifts, gratuities or other benefits as described above, the party to whom the benefit is given shall be obligated to refuse to accept such benefit and shall immediately file a complaint with the other party.

甲、乙双方有义务采取有效措施，杜绝其雇员或代理人以公司或私人名义向对方雇员、代理人、其他利害关系人或前述人员的亲属等直接或间接行贿、提供回扣或赠送礼金、礼品、有价证券，或采取其它变相手段提供不正当利益（合理的工作餐除外），并有义务禁止自己的雇员受贿、接受不合理的礼品或利益。出现上述被禁止的给予礼金、礼品或其他利益的情况时，被给予利益的一方有义务拒绝接受该等利益，并应立即向另一方进行投诉。

1.5. Party B agrees that it shall not require Party A to do illegal act, and Party A shall have the right to refuse any illegal act.

乙方同意其不得要求甲方，并且甲方有权拒绝进行任何违法行为。

## II. Interest Conflict

**利益冲突**

2.1. When Party B's shareholders, directors, supervisors, managers, senior managers, person in charge of cooperation and the team members as the Party A's employees (including those in employment and those who have left within three years) and their family members, relatives or close friends of the Party A, Party B shall truthfully and fully inform Party A of such conditions in writing immediately after it become known; If an employee of Party A (including those in employment and those who have left within three years) makes a request to Party B that involves a conflict of interest and/or fill the own pocket, Party B shall also disclose these requests to Party A immediately. Party A has the right to assess the impact of the relationship on cooperation and decide whether to continue to cooperate with Party B.

乙方的股东、董事、监事、经理、高级管理人员、合作负责人及其团队成员系甲方员工（包括在职和离职三年内）及其家庭成员、亲属或亲密朋友的，乙方应在知晓相关信息后立即以书面方式如实、全面告知甲方该等情况；如果甲方员工（包括在职和离职三年内）向乙方提出涉及利益冲突和/或中饱私囊的要求，乙方也应立即向甲方披露。甲方有权评估该关系对合作的影响，并决定是否继续与乙方合作。

2.2. Party B shall not allow Party A's employees (including those in employment and those who have left within three years) and their family members, relatives or close friends or the third party holding equity interests on behalf of Party B (but except for the shares held less than 5% of the issued equity through the security exchange market, the shares of directly or indirectly holding the fund without actual control right, or shares held by not the beneficiary himself/herself or an associated person through a trust), in addition, it also shall not recruit Party A's in-service staff or employ Party A's employees who have non-competition restrictions (including but not limited to establishing formal labor relations, labor dispatch, outsourcing services, part-time jobs, consultants and other forms). If Party B fails to comply with the above-mentioned agreement, Party A shall have the right to terminate the contract immediately.

乙方不得允许甲方员工（包括在职和离职三年内）及其家庭成员、亲属或亲密朋友或由第三方代持有乙方股权（但通过公开的证券交易市场且低于发行在外 5%的权益、通过直接或间接持有无实际控制权的基金、或通过受益人非本人或关联人员的信托方式持有的股份除外），亦不得招揽甲方在职员工及聘用负有竞业限制义务的离职员工（包括但不限于建立正式劳动关系、劳务派遣、外包服务、兼职、咨询顾问等其他形式）。如乙方未能遵守前述约定，甲方有权立即解除合同。

2.3. Family members and relatives are the subjects of family relationships that are or were formed on the basis of marriage and blood relatives, as well as those with cohabitation, maintenance, foster care, etc., which mainly include:

家庭成员及亲属是指现在或曾经基于婚姻和血亲基础形成的家庭关系的主体，以及具有同居、扶养、寄养等关系的主体，主要包括：

- Spouse

  配偶

- Parents (including biological parents, foster parents and step parents with supporting relationship, similarly hereinafter)

  父母（包括生父母、养父母和有扶养关系的继父母，下同）

- Children (including legitimate children, illegitimate children, adopted children and stepchildren with supporting relationship, similarly hereinafter), their spouses and parents of their spouses

  子女（包括婚生子女、非婚生子女、养子女和有扶养关系的继子女，下同），子女的配偶及子女配偶的父母

- Brothers and Sisters (including brothers and sisters of the same parents, half-blood brothers and half-blood sisters, adopted brothers and sisters, stepbrother or stepsister with supporting relationship, the same as below), spouses of brothers and sisters and their children

  兄弟姐妹（包括同父母的兄弟姐妹、同父异母或者同母异父的兄弟姐妹、养兄弟姐妹、有扶养关系的继兄弟姐妹，下同），兄弟姐妹的配偶及其子女

- Grandparents and material grandparents

  祖父母及外祖父母

- Parents' brothers and sisters and their children

  父母的兄弟姐妹及其子女

- Spouse's brothers and sisters and their children

  配偶的兄弟姐妹及其子女

Close friends: A closer special relationship formed by friendship, interests and other factors as a bridge, including the lover relationships, economic interest relationships, friend relationships, relationships with classmates and fellow-townsman relationships, etc.

亲密朋友：以友谊、利益等因素为桥梁形成的较为亲近的特殊关系，包括情人关系、经济利益关系、朋友关系、同学关系、老乡关系等等。

## III. Personal Information Protection 个人信息保护

Party B shall collect, use and process personal information in accordance with the latest regulations of the personal information protection. Party B shall ensure that the personal information provided to Party A has been informed to the end user of the purpose under the end uses' written consents. Otherwise, Party B shall compensate Party A for the loss caused by those.

乙方应当按最新的个人信息保护相关规定收集、使用和处理个人信息。乙方确保提供给甲方的个人信息已经告知最终用户该用途并取得最终用户的书面同意。否则，乙方应当赔偿甲方由此遭受的损失。

## IV. Sale According to Law 依法销售

4.1 According to the applicable laws and regulations, such as the *Anti-illegitimate Competition Law, Advertising Law, Price Law* and other relevant provisions, Party B shall not conduct any act such as damaging Party A's brand, false propaganda and other acts that infringe upon the legitimate rights and interests of end users and other operators.

乙方应当遵守适用的法律法规，如《反不正当竞争法》、《广告法》、《价格法》等相关规定，不得进行诸如损害甲方品牌、虚假宣传等侵害最终用户和其他经营者合法权益的行为。

4.2 Without the consent of Party A, Party B shall not make any changes to Party A's original products, packaging, labels, etc. As for the products with any flaws, quality problems or possible safety problems, Party B shall deal with them in accordance with the law and the agreement agreed by both parties, and it shall not damage the rights and interests of the end user and the legitimate interests of Party A by any means. Party B shall ensure that its subordinate distributors (if any) sell Party A's products in accordance with the above-mentioned requirements.

非经甲方许可，乙方不得对甲方原厂产品、包装、标签等进行任何改动。对于有任何瑕疵、质量问题、或可能有安全问题的产品，乙方应该按照法律和双方的约定处理，不得以任何方式损害最终用户的权益和甲方合法利益。乙方应当确保其下级经销（如有）商按前述要求销售甲方产品。

4.3 Party B shall comply with the requirements of all applicable export control laws and shall not resell the products in restricted areas or resell the products to restricted entities.

乙方需遵守所有适用的出口管制法律的要求，不将产品转售至限制转售的区域或转售给限制转售的实体。

## V. Product Security 产品安全

5.1 Party B shall ensure that the use, sale, transportation and import of the products in the authorized area have been approved by the local regulatory authorities at the time of sale, obtain and maintain all necessary permits and authorizations at your own expense, and send a copy of the registration to us by airmail or fax with the contact information of the relevant regulatory authorities in the authorized area.

乙方应在产品销售时确保在授权区域使用、销售、运输和进口产品已经获得当地监管机构批准，自付费用取得并保持所有必要的许可和授权，并通过航空邮寄或传真方式将注册副本发送给甲方，附随授权区域有关监管机构的联系方式。

5.2 Party B will keep Party A informed of the requirements for obtaining registration, the progress of registration and changes in registration every week, and Party A will provide Party B with the necessary assistance in connection therewith. If this Agreement expires or terminates for any reason, Party B shall transfer all licenses held by Party B in connection with the products sold by Party B to Party A or its designee in a form that complies with the law. If Party A is required by law to be the subject of a qualification application, Party B shall provide Party A with all necessary assistance.

乙方每周及时告知甲方获取注册的要求、注册进度及注册变更情况，甲方将向乙方提供与之相关的必要协助。如果本协议因任何原因到期或终止，乙方应将乙方持有的与乙方销售产品相关的所有许可以符合法律规定的形式转让给甲方或其指定人。如果法律要求甲方作为申请资质申请主体，则乙方需要给甲方提供一切必要的协助。

5.3 Party B has the obligation to submit reports and keep product records in accordance with local government regulations. If Party B finds out any event involving the products that needs to be reported according to these government regulations, it shall, with commercially reasonable efforts, notify Party A of such event within 24 hours, and Party B shall try its best to assist Party A in dealing with the relevant events.

乙方有义务根据当地政府法规提交报告并保存产品记录。如果乙方发现涉及根据这些政府规定需要报告的关于产品的任何事件，则应在商业上合理的努力下，在二十四小时内向甲方通知此类事件，乙方应当尽最大努力协助甲方处理相关事件。

5.4 Party B shall be the contact person of the end user, and agrees to work with Party A to ensure the safety of Party A's products circulating in the market. **Party B is responsible for understanding the market opinions on the use of Party A's products and informing Party A (including but not limited to news or reports about Party A's products, end users' complaints, adverse events, insurance or indemnity claims, quality problems, product testing opinions, market actual use opinions, etc.).**

乙方应成为最终用户的联系人，**乙方同意与甲方共同努力确保流通于市场的甲方产品安全。乙方有责任了解市场对甲方产品之使用意见并告知甲方（包括但不限于关于甲方产品的新闻或报告、最终用户投诉、不良事件、保险或赔偿请求、质量问题、产品测试意见、市场实际使用意见等）。**

5.6 Party A will provide instructions, service manuals, labels and other information in English. Party B is responsible for translating the above documents into any other language if required.

甲方将提供英文说明书，服务手册，标签和其他信息。如果需要，乙方负责将上述文件翻译成任何其他语言。

Party B in this Annex includes Party B, any of Party B's agents, affiliates, employees or anyone acting on behalf of Party B.

本附件中乙方包括乙方、其任何代理、关联公司、雇员或者代表乙方行事的任何人。

Party B shall immediately notify Party A about any violation of Party B's obligations under this agreement or any violation of this agreement by Party A's employees, agents, related parties, consulting companies or any third party concerned, and such notice shall be sent to Party A by email with details. If Party A finds that there is any violation by Party B's employees, agents, consulting companies or any third party concerned under this Agreement, Party A shall immediately inform Party B. At the request of Party A or its related parties from time to time, Party B shall timely (without unreasonable delay) provide Party A with information about Party B's compliance with this Agreement.

乙方在得知任何违反本协议规定的乙方义务的情况或发现甲方的雇员、代理人、关联方、咨询公司或有关的任何第三方违反本协议规定的应立即通知甲方，该等通知应以邮件形式发送给甲方并说明详细情况。如甲方发现乙方的雇员、代理人、咨询公司或有关的任何第三方违反本协议规定的，应立即通知乙方。经甲方或其关联方的不时要求，乙方应及时（不得无故拖延）向甲方提供有关乙方对本协议的遵守情况。

**If Party B fails to comply with any provisions of this Agreement, it will be deemed as a material breach of this Agreement. In such cases, Party A may reduce its sales resource support to Party B or inform Party B of terminating any contract currently in force in writing at its own discretion, and Party A shall not be liable to Party B for any breach of contract, and it shall not affect any other relief that Party A can obtain. If the liquidated damages are insufficient to make up for the losses caused to Party A by Party B, Party A and its related parties shall have the right to claim compensation for any or all losses caused by such breach, including but not limited to any profit loss.**
**乙方若不遵守本协议的任何规定，将被视为对协议的实质性违反。在该等情况下，甲方可以自行决定减少对乙方的销售资源支持或书面通知乙方立即终止双方当下有效的任何合同，且甲方无需向乙方承担任何违约责任，并且不因此影响甲方可以取得的任何其他救济。违约金不足以弥补乙方因该等行为给甲方造成损失的，甲方及其关联方有权就因该等违约所引起的任何或全部损失要求赔偿，包括但不限于任何利润损失、结果性损失以及由甲方或其关联方须向任何第三方支付的与该等违约有关的任何金额（包括但不限于任何罚金、营业额及利润损失赔偿和/或惩罚性赔偿）。甲方基于相关法律法规项下享有的其他权利将不受影响。**

This contract is has been translated in two languages, the English version of this contract represents the understanding of both Parties. The Chinese version is provided as a translation. In the event of conflict between the two versions, the English version will prevail.

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[以下无正文]

Confirmation of Party A (Signature or Seal)

甲方确认（签字/盖章）

南京诺唯赞医疗科技有限公司
合同专用章
3201021931471

Confirmation of Party B (Signature or Seal)

乙方确认（签字/盖章）